DWS PERSONAL PENSION VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA HH

Supplement Dated February 14, 2020

to the

Prospectus dated May 1, 2012

Effective February 27, 2020 (the “Liquidation Date”), due to the liquidation of its underlying portfolio listed below (the “Portfolio”), the subaccounts (the “Subaccounts”) will be liquidated.

SUBACCOUNT NAME	PORTFOLIO NAME	SUBADVISOR
DWS Government & Agency Securities VIP	DWS Government & Agency Securities VIP	DWS Investment Management Americas, Inc.
DWS Multisector Income VIP	DWS Multisector Income VIP	DWS Investment Management Americas, Inc.

Prior to the Liquidation Date, you may transfer any contract value allocated to the Subaccounts to other subaccounts. This transfer will not count against the number of free transfers permitted annually.

If you still have contract value allocated to the Subaccounts on the Liquidation Date, shares of the Portfolios held for you in the Subaccounts will be exchanged for shares of the DWS Government Money Market VIP (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the DWS Government Money Market VIP subaccount (the “Money Market Subaccount”).

As of the start of business on the Liquidation Date, you may no longer use automated transfer features such as Rebalancing Program or Dollar Cost Averaging with the Subaccounts for the Portfolios. If you are using an automated transfer feature such as Rebalancing Program or Dollar Cost Averaging with the Subaccounts for the Portfolios, you should contact us immediately to make alternate arrangements. If you have not made alternate arrangements by the Liquidation Date, any subsequent allocations to the Subaccounts for the Portfolios will be directed to the Money Market Subaccount.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

DWS Personal Pension Variable Annuity dated May 1, 2012